SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549

                                  Form 8-K

                               CURRENT REPORT

                   Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported) November 21, 2001


                        GS Mortgage Securities Corp.
           (Exact name of registrant as specified in its charter)


          Delaware                    333-68812               13-6357101
----------------------------          ---------               ----------
(State or Other Jurisdiction         (Commission           (I.R.S. Employer
      of Incorporation)               File No.)           Identification No.)


                              85 Broad Street
                             New York, NY 10004
            (Address of Principal Executive Offices) (Zip Code)


                               (212) 902-1000
             Registrant's telephone number, including area code


                               Not Applicable
       (Former name or former address, if changed since last report)




Item 5.  Other Events

         The Registrant registered issuances of Securities on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933 by a Registration Statement on Form S-3 (Registration File No. 333-68812) (the "Registration Statement"). The Securities and Exchange Commission declared this Registration Statement effective at 9:30AM on November 2, 2001. This Current Report on Form 8-K discloses the use of a term sheet (the "Term Sheet") prepared by the Registrant for a proposed $430,364,000 offering of Certificates pursuant to the Registration Statement. This transaction is expected to close on November 27, 2001. This Term Sheet is filed as Exhibit 99.


                                 SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            GS Mortgage Securities Corp.


                                            By: /s/ Jay F. Strauss
                                                ----------------------------
                                                Name:   Jay F. Strauss
                                                Title:  Secretary

Dated: November 21, 2001




                               EXHIBIT INDEX


Exhibit No.       Description

    99 Term Sheet as prepared by the Registrant for a proposed $430,364,000 offering of the Certificates pursuant to the Registration Statement.